Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 Income Taxes

Deferred tax assets and liabilities as of December 31, 2021 and 2020 consist of the following:

	2021	2020
Deferred tax assets
Net operating losses	$8,927,213	$445,673
Research and development tax credit	30,429	22,086
Nonqualified stock options	334,519	2,351
Equipment	1,256	668
Goodwill	14,088	—
Bad debts	120,608	—
Accrued expenses and other	425,327	—
Business interest expense	—	983

Gross deferred tax assets	9,853,440	471,761
Valuation allowance	(9,728,975)	(418,227)
Net deferred tax assets	$124,465	$53,534

Deferred tax liabilities
Intangible assets	(130,023)	(35,985)
Goodwill	—	(21,935)

Deferred tax liabilities	(130,023)	(57,920)

Net deferred tax liability	$(5,558)	$(4,386)

As of December 31, 2021, the Company established a valuation allowance against certain deferred tax assets to reduce the total to an amount management believed was appropriate. Realization of deferred tax assets is dependent upon sufficient future taxable income during the periods when deductible temporary differences and carryforwards are expected to be available to reduce taxable income.

As of December 31, 2021, the Company has a federal tax net operating loss carryforward of $9,784,801, which will be available to offset future taxable income indefinitely. The other $59,833 of Federal tax net operating loss will expire beginning in 2033. The Company has net operating loss carryforwards in various states. The net tax effected value of those state net operating loss carryforwards is $282,716. The state net operating loss carryforwards will begin to expire in 2035 and are available to offset future taxable income or reduce taxes payable through 2040. The Company also has net operating loss carryforwards in foreign jurisdictions of $28,814,101.

The foreign net operating losses related to operations in Israel and Hong Kong that can be carried forward indefinitely. The Company has US federal and state research and development tax credits of $30,429 and $22,086 as of December 31, 2021 and 2020, that will be available to offset future tax liabilities. Research and development tax credits will begin to expire in 2029.A company’s ability to utilize a portion of its net operating loss carryforwards to offset future taxable income may be subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company. The Company has determined that all net operating losses are fully available as of December 31, 2021, but had not completed a formal Section 382 analysis. In addition, future changes in ownership as defined in Section 382 of the Internal Revenue Code could put limitations on the availability of the net operating loss carryforwards.

The provision for (benefit from) income taxes charged to income for the years ended December 31, 2021, 2020 and 2019 consist of the following:

	2021	2020	2019

US current tax expense	$4,911	$—	$—
Foreign current tax expense	—	—	—
US deferred tax expense (benefit)	1,172	970	(79,870)

Provision for income tax expenses (benefit)	$6,083	$970	$(79,870)

A reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

	2021		2020		2019

Income tax benefit at federal statutory rate	$(11,678,252)	21.0%	$(239,001)	21.0%	$(81,064)	21.0%
State and local income taxes net of federal tax benefit	(267,103)	0.5%	(27,523)	2.4%	(10,786)	2.8%
Rate differentials	(4,020)	0.0%	919	-0.1%	(32,230)	8.3%
Meals and entertainment, non-deductible expenses and tax-exempt income	72,503	-0.1%	1,042	-0.1%	1,682	-0.4%
Incentive stock option expense	59,055	-0.1%	11,945	-1.1%	—	0.0%
Nondeductible goodwill impairment	4,553,171	-8.2%	—	0.0%	—	0.0%
Nondeductible commitment fee	4,893,253	-8.8%	—	0.0%	—	0.0%
PPP loan forgiveness income	—	0.0%	(9,765)	0.9%	—	0.0%
Research and development credits	—	0.0%	(13,852)	1.2%	(8,234)	2.1%
STI taxable income prior to merger	—	0.0%	(41,843)	3.7%	(48,417)	12.5%
Change in provision for uncertain tax positions	1,177	0.0%	—	0.0%	—	0.0%
Change in valuation allowance	2,376,299	-4.3%	319,048	-28.0%	99,179	-25.6%

Provision for income tax expenses (benefit)	$6,083	0.0%	$970	-0.1%	$(79,870)	20.7%

The Company has not provided any additional U.S. federal or state income taxes or foreign withholding taxes on the undistributed foreign earnings or basis differences as such differences have been considered indefinitely reinvested in the business. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is not practicable because of the complexities associated with its hypothetical calculation.

The following presents the change in accrued uncertain tax positions:

Beginning balance, December 31, 2020	$—
Acquired uncertain tax position	131,000
Interest	100
Ending balance, December 31, 2021	$131,100

The Company files income tax returns in the U.S. federal jurisdiction, Minnesota, and various other states. The Company is not subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2017. The Company also files in Israel, Hong Kong and other foreign jurisdictions, . The Company is not periods prior to 2017 in Israel and 2015, in Hong Kong The other foreign jurisdictions have various tax examination periods. It is difficult to predict the final timing and resolution of any particular uncertain tax position. Based on the Company’s assessment of many factors, including past experience and complex judgements about future events, the Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as additional income tax expense. During the years ended December 31, 2021, 2020 and 2019, the Company did not recognize material income tax expense related to interest and penalties. The Company’s uncertain tax position balance was $131,100 at December 31, 2021. If realized, approximately $33,000 would impact the effective tax rate.